EXHIBIT 10.30
FOURTH AMENDMENT TO LOAN AGREEMENT

This Fourth Amendment to Loan Agreement (“Amendment”) is entered into effective as of December 31, 2010 is entered into by and among ISECURETRAC CORP, a Delaware corporation (“Borrower”) and CRESTPARK LP, INC., a Delaware corporation (“Lender”).

WHEREAS, Borrower and Lender are parties to that certain Loan Agreement dated as of November 10, 2008 and amended by the First Amendment to Loan Agreement dated as of November 4, 2009, that Second Amendment to Loan Agreement dated as of August 4, 2010 and that Third Amendment to Loan Agreement dated as of October 8, 2010 (such agreement, together with all amendments, modifications and restatements, and as further amended, modified and restated by this Amendment, the “Agreement”); and

WHEREAS, the parties hereto would like to amend the Agreement in certain respects hereinafter set forth;

NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.               DEFINED TERMS.  Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Agreement.

Section 2.               AMENDMENTS TO AGREEMENT.

2.1           Amendment to Section 1.1 Definitions.  The following definitions are hereby amended and restated in their entirety to read as follows:

“Revolving Maturity Date” means January 1, 2015, or such earlier date on which the Revolving Credit Commitment terminates and such amounts thereunder become due and payable as provided in this Agreement.

Section 3.              REPRESENTATIONS AND WARRANTIES.  Borrower represents and warrants that, as of the date hereof:

3.1           Authorization; No Conflict.  The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Agreement have been duly authorized by all necessary corporate or equivalent action, do not require any filing or registration with or approval or consent of any governmental agency or authority, do not and will not conflict with, result in any violation of or constitute any default under any provision of the organizational documents of Borrower or any material agreement or other document binding upon or applicable to Borrower (or any of its respective properties) or any material law, or governmental regulation or court decree or order applicable to Borrower, and will not result in or require the creation or imposition of any lien on any of the properties of Borrower pursuant to the provisions of any agreement binding upon or applicable to Borrower.

3.2           Due Execution; Enforceability.  This Amendment has been duly executed and delivered by Borrower and, together with the Agreement, is a legal valid and binding obligation of Borrower, enforceable in accordance with its terms subject, as to enforcement only, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of the rights of creditors generally and to general principles of equity (regardless of whether enforcement is sought in equity or at law).

3.3           No Default.  No event has occurred and is continuing which constitutes an Event of Default.

3.4           Representations and Warranties.  All of the representations and warranties of Borrower contained in the Agreement and the other Loan Documents are true and correct in all material respects.

Section 4.              RATIFICATION.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.  The Borrower agrees that the Agreement, as amended hereby, and the other Loan Documents to which it is a party or subject shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

Section 5.              CONDITIONS PRECEDENT.  This Amendment shall become effective as of the date hereof upon satisfaction of all of the following conditions:

5.1           Amendment.  Receipt by Lender of counterpart originals of this Amendment, duly executed by Borrower and Lender, as applicable.

5.2           Resolutions.  Receipt by Lender of resolutions from Borrower which authorize the execution, delivery and performance by Borrower of this Amendment and any other documents to be executed in connection herewith to which Borrower is a party.

5.3           Incumbency Certificate.  Receipt by Lender of a certificate of incumbency certified by an authorized officer of Borrower certifying the names of each officer of Borrower authorized to sign this Amendment and each of the other documents to which Borrower is or is to be a party, together with specimen signatures of such officers.

5.4           Representations and Warranties.  The representations and warranties contained in Section 3 of this Amendment shall be true and correct in all material respects.

5.5           Other Documentation.  Receipt by Lender of such other documentation, certificates and instruments, in form and substance satisfactory to Lender and its counsel, as Lender shall require.

Section 6.              MISCELLANEOUS.

6.1           Expenses.  Borrower agrees to pay, and save Lender harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment, the borrowings under the Agreement, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith.  All obligations provided in this Section 6.1 shall survive any termination of this Amendment and the Agreement.

6.2          No Waiver.  The execution and delivery of this Amendment shall not constitute a waiver of any disclosed or undisclosed default in existence as of the date hereof.

6.3          Captions.  Section captions used in this Amendment are for convenience only and shall not affect the construction of this Amendment.

6.4          Governing Law.  THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.  Wherever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable laws, but if any provision of this amendment shall be prohibited by or invalid under such laws, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

6.5
Counterparts.  This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, which executed and delivered (including by facsimile machine, telecopier, or electronic mail), shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

6.6          Reference to Agreement.  On and after the date hereof, each reference in the Agreement to “this Agreement,” “hereunder,” ”hereof,” “herein” or words of like import, and each reference to the Agreement in any Note and in any other agreement, document or other instrument executed and delivered pursuant to the Agreement, shall mean and be a reference to the Agreement.

6.7           Loan Document.  This Amendment is a Loan Document and is subject to all provisions of the Agreement applicable to Loan Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.

6.8           Severability.  Any provisions of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.

6.9           Successors and Assigns.  This Amendment shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the sole benefit of the parties hereto and the successors and assigns of the Lender.  Notwithstanding the foregoing, Borrower shall not assign its rights or duties hereunder without the consent of Lender.

6.10         ENTIRE AGREEMENT.  THE AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Left Intentionally Blank – Signature Page Follows]

Delivered as of the day and year first above written.

BORROWER:

ISECURETRAC CORP., a Delaware corporation
By:	/s/ Peter A. Michel
Peter A. Michel
Its:	Chief Executive Officer

LENDER:

CRESTPARK LP, INC., a Delaware corporation
By:	/s/ Heather Kreager
Heather Kreager
Its:	Senior Vice President